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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Allen Telecom Inc. for the quarter ended March 31, 2003, I, Robert A. Youdelman, Executive Vice President and Chief Financial Officer of Allen Telecom Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that: (1) such Quarterly Report on Form 10-Q of Allen Telecom Inc. for the quarter ended March 31, 2003, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in such Quarterly Report on Form 10-Q of Allen Telecom Inc. for the quarter ended March 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of Allen Telecom Inc.


Date: May 14, 2003                      By:       /s/ Robert A. Youdelman
                                            ------------------------------------
                                                    Robert A. Youdelman
                                                  Executive Vice President
                                                  (Chief Financial Officer)